Debentures’ Holders Meeting
January 2012
Ampal-American Israel Corporation
Translation from Hebrew
Exhibit 99.1

♦ U.S. Corporation (incorporated in NY)
♦ Debentures of approximately US$240M
Ampal-American Israel Corporation
100%
Guarantee due to financing of the purchase of Gadot
Ampal Energy Ltd
100%
♦ Bank loans of approximately US$90M. Main part of the debt is guranteed by a first priority lien on Gadot's shares and by Ampal-American's guarantee
♦ Cash
Merhav-Ampal Group Ltd
100%
12.5%
Projects under development
Project in Colombia - 25%*
GWE - 50%
Gadot
EMG

Current Status - Major issues
* Conversion of a loan which is subject to several Condition Precedents

Business Developments - 2011
• On January 2011 the sale of 012 Smile to Partner was completed for a consideration of approximately NIS 1.5 billion.
• After an internal re-organization and the completion of
 purchases of synergetic business into Gadot, Gadot has
 prepared for an IPO in Europe.
• EMG received an indicative international rating from S&P, for the international securitization of EMG, at a sum of
 approximately US$1billion, with the assistance of Goldman
 Sachs.

Business Developments - 2011 - EMG
• At the end of January 2011 The “Arab Spring” has began in the area, and the revolution in Egypt began.

• In February the first terror attack on the Egyptian gas pipeline occurred, and gas supply to EMG was interrupted for the first time.
• Since February 2011 there have been 11 terror attacks on the Egyptian gas pipeline in the Sinai. In most cases, the interruption included gas supplied to Jordan, Syria and industrial Gas consumers in the Sinai.
• Ampal is working intensively in the international arena for the return of regular gas supply and for the securing of the Sinai gas transport system. Indeed, gas supply has resumed after the terror attacks and the Egyptian government has substantially reinforced the security of the system.

Business Developments - 2011 - EMG
• Ampal continues to estimate, even in light of the Egyptian revolution, that gas supply to Israel is a strategic and economic asset valuable to Egypt and that therefore it is expected to continue after the regime replacement.

• Nonetheless, Ampal began, immediately after the first terror attack, to act, together with EMG’s international shareholders (the Thai energy corporation
 - PTT and the American businessman Mr. Sam Zell), in two parallel levels -
 political-commercial and legal.
• Status as of November 2011:
 – Gas was supplied in considerable quantities;
 – The terror group which was allegedly responsible for the terror attacks was captured in the Sinai;
 – Gilad Shalit was released from captivity with the intervention of the Egyptian government;
 – Relative peace in the Egyptian streets.

Business Developments - 2011 - EMG
• In light of the above, until said date Ampal’s management
 believed that EMG’s business is relatively stable.

• At the end of November 2011, two consecutive terror attacks occurred in the Egyptian pipeline (although the terror group allegedly responsible have already been captured).
• At the beginning of December 2011 preliminary results of the
 Egyptian parliament elections have been published, according to which, Islamic groups have received higher percentages of the votes than expected. This trend continued in the results of the second round of elections.

Business Developments - 2011 - EMG
• Until said date Ampal assessed that it would not receive dividends from EMG during 2011 and 2012, and estimated that it will not have cash flow problems due to that fact, but in light of the above developments, Ampal changed its assessment and it seems that dividends from EMG during 2013 are highly doubtful and Ampal’s ability to refinance its debt has decreased, in light of the current uncertainties.

• In addition to the efforts made to return EMG to its normal course of business, there are ongoing legal proceedings between EMG and its gas supplier, and also between EMG’s shareholders and the Egyptian government (claims under Bilateral Investment Treaties - BIT). The
 Bilateral claims are expected to take two years and require considerable financial and managerial resources.

Claim Vs. Egypt - BIT
• A Bilateral Investment Treaty is a treaty between two countries which gives foreign investors from one country diverse protections of their investments in the other country.

• A BIT claim is submitted to international arbitration and its judgment can be effectively enforced against the country’s assets in many countries worldwide.
• Ampal acts in order to submit BIT claims in accordance with the US-
 Egypt BIT and the Poland-Egypt BIT, through Freshfields Law Firm which is a leading international law firm in the field of international arbitrations in general, and in BIT claims in particular.

Claim Vs. Egypt - BIT
• The arbitration judgment gives the claimant full restitution for economic loss due to the breach of the BIT, and its target is to give monetary compensation which will bring the claimant to its economic status prior to the breach.

• In light of Freshfields’ long experience, in the arbitration process, a judgment should not take more than two years.
• It should be noted that Egypt in past cases, has paid its judgments, with no need for an enforcement procedures.
• Freshfields estimates that Ampal’s chances of success in the BIT claim for compensation of its damages are reasonable.

Business Developments - 2011 - Gadot
• During the last year Ampal has taken measures for the partial realization of its holdings of Gadot, and Gadot has taken
 measures for obtaining a new investor and for its IPO.

• It should be noted that Gadot’s business development and part of its financial management is handled and backed up by
 Ampal’s officers.
• In the current market situation, both Gadot’s operational market
 (mainly Europe) and the financial markets, it is not profitable and not likely to complete such moves at this time.

Business Developments - 2011 - Gadot
• We believe that the right time to introduce an investor to Gadot will be when the situation in Europe stabilizes, which will provide Ampal with substantial cash flow.

• When the financial market will stabilize, we will be able to renew the procedures for Gadot’s IPO.

Conclusions
• In light of the developments described above, Ampal should get ready for a period of at least two years in which Ampal’s main use of its cash will be designated for the strengthening and securing its current assets.

• During the next two years there will be a need for a special managerial effort of Ampal’s management, and an allocation of financial resources for handling EMG’s situation at two levels:
 Political-Commercial and Legal, and for the strengthening of
 Gadot.

2014 - EMG Outlook
• Our estimate is that, after partial operations of EMG in the upcoming months, EMG will return to its normal course of business, and that as a result, during 2014 at the latest, Ampal should receive dividends of over US$20 million per year.
• EMG’s return to its normal course of business will allow Ampal and
 EMG to perform financial activities which will result in an increase of
 Ampal’s cash.
• Even if contrary to Ampal’s estimates, EMG does not return to its normal course of business, Ampal believes that the BIT claims and
 EMG’s claim will reach their successful conclusions by 2014 which will result in an increase of Ampal’s cash with substantial monetary compensation due to the loss of its investment in EMG.

2014 - Gadot Outlook
• It is estimated that during 2013 the financial situation in Europe will stabilize, and the uncertainties will decrease.
• The mergers and acquisitions which took place during 2010-2011 will mature, bring economic value and will substantially improve Gadot’s business and financial results.
• Ampal’s management estimates that in 2013 Gadot will undertake an
 IPO after a preliminary stage of introducing an investor.
• These actions should permit Ampal’s cash to increase from a combined realization of approximately 20%-25% of Gadot’s shares.

Principal and Interest (in US$ Million) Payment Schedule for 2012-2013, As Of Today

35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
4.6
27.9
1.8
1.6
3.7
1.8
1.6
13.7
3.7
27.9
1.8
1.2
2.2
1.8
1.2
13.7
Series B Debentures
Series C Debentures
Series A Debentures
Series B Debentures
Series C Debentures
Series A Debentures
Series B Debentures
Series C Debentures
Series A Debentures
Series B Debentures
Series C Debentures
Series A Debentures
Q1 - 2012
Q2 - 2012
Q3 - 2012
Q4 - 2012
Q1 - 2013
Q2 - 2013
Q3 - 2013
Q4 - 2013

Ampal’s Request of the Debentures’
Holders
• Appointment of one delegation for all of the Debentures Series which will discuss the need for a two-year postponement of principal payments to all of the Debentures Series (after which the payment schedule will return to its original terms).
• The postponement will not include a “trimming” (reduction) of the debt owed.
• Interest payments will be made on time.
• If the circumstances will improve and allow it, Ampal will return to the original payment schedule.

Pricipal Payments - Current Situation (M$)
30.0
25.0
20.0
15.0
10.0
5.0
0.0
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Series B
Series C
Series A

Principal Payments - in the assumption of postponement (M$)
30
25
20
15
10
5
0
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Debentures
Series B
Series C
Series A

Debentures

Financial Debt Payments During 2012-2013,
assuming two-year postponement of Principal
Payments
• Estimated cash balance at January 1st, 2012 - approximately
 US$60 million.
• Expected interest payments for debentures’ holders during 2012
 -2013 - approximately US$32 million.
• Expected payments for banks during 2012-2013 - approximately
 US$20 million.

Safe Harbor Statement on Forward-Looking Statements
Certain information in this presentation includes forward-looking statements (within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 , as amended) and information relating to Ampal that are based on the beliefs of management of Ampal as well as assumptions made by and information currently available to the management of
Ampal. When used in this presentation, the words "anticipate," "believe," "estimate," "expect,"
"intend," "plan," and similar expressions as they relate to Ampal or Ampal's management, identify forward-looking statements. Such statements reflect the current views of Ampal with respect to future events or future financial performance of Ampal, the outcome of which is subject to certain risks and other factors which could cause actual results to differ materially from those anticipated by the forward
-looking statements, including among others, the economic and political conditions in Israel, the Middle
East, including the situation in Iraq and Egypt, Europe and the global business and economic conditions in the different sectors and markets where Ampal's portfolio companies operate. Should any of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary from those described herein as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to Ampal or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. Please refer to Ampal's annual, quarterly and periodic reports on file with the SEC for a more detailed discussion of these and other risks that could cause results to differ materially. Ampal assumes no obligation to update or revise any forward-looking statements.